U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________



                                     FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date  of  Report  (Date  of  earliest  event  reported):  MARCH 13, 2002
                                                          ------------------


                        KOALA INTERNATIONAL WIRELESS INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                  0-32479                76-0616468
          ------                 --------               -----------
    (State  or  other          (Commission            (IRS  employer
       Jurisdiction            file  number)          Identification
     of  incorporation)                                    Number)

           141  757  WEST  HASTINGS  STREET,  SUITE  676
           VANCOUVER,  BRITISH  COLUMBIA,  CANADA         V6C  1A1
           --------------------------------------         --------
        (Address  of  principal  executive  offices)     (Zip Code)


Registrants  telephone  number,  including  area  code:(604)-681-7806
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

ITEM  5.  Other Events

Effective March 13, 2002, the Company accepted the voluntary resignation of Michael McGrath from his position as Director and President of the Company.

The Company is pleased to announce that Michael Johnston has accepted his appointment as a Director and President of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KOALA INTERNATIONAL WIRELESS INC.


June 18, 2002                                      By:    /s/ Michael Johnston
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         (Date)                                    Name:      Michael Johnston
                                                        ----------------------
                                                   Its:       President
                                                        ----------------------